                                                                  Exhibit 10.26

                                    AGREEMENT

         AGREEMENT made as of the 1st day of August, 1999, by and between Allstate Insurance Company, an Illinois insurance company, (" Allstate") and LSA Securities, Inc., an Oregon Corporation, ("LSA") and an indirect wholly owned subsidiary of Allstate Insurance Company;

         WHEREAS, LSA desires to offer to the public certain variable insurance products and mutual funds ("Products"). The products will be issued by life insurance subsidiaries of Allstate ("Life Insurers") and offered through LSA' s Registered Representatives ("Representatives"). For purposes of this Agreement, the term Representative is limited to those LSA Registered Representatives in the Allstate Agent Division who are also licensed and appointed agents of such Life Insurers and Allstate; and

         WHEREAS, Allstate currently acts as paymaster for compensation relating to the sale of certain fixed products payable by the Life Insurers to certain Allstate Agents.

         WHEREAS, Allstate Life Insurance Company, an Illinois insurance company and wholly owned subsidiary of Allstate ("Allstate Life") and Lincoln Benefit Life Company have obtained no-action relief from the staff of the Securities and Exchange Commission ("SEC") in a letter dated September 12, 1988, (the "ALIC No-Action Letter") in which the SEC staff indicated it would not recommend enforcement action if, subject to certain conditions, each of them acted as paymaster for an affiliated broker/dealer with respect to contracts issued by them;

         WHEREAS, Allstate and Allstate Life shall be directed by essentially the same management.

         NOW, THEREFORE, in consideration of their mutual promises, Allstate and LSA hereby agree as follows:

1.       PAYMENT OF COMPENSATION AND EXPENSES

         A. COMPENSATION FOR SALE OF PRODUCTS. Allstate shall act as "paying agent" on behalf of LSA for all commissions and other compensation payable by LSA for the sale of Products effected through Representatives.

         B. COMPENSATION TO ALLSTATE. Allstate shall be compensated for actual costs and expenses incurred in performing services under the terms and conditions of this Agreement. Payments for services provided hereunder shall be remitted through the intercompany settlement process. Allstate shall not be entitled to any share of the commission (s) paid as a result of the services provided hereunder.

2.       PERFORMANCE OF SERVICES

         A. RATE OF COMPENSATION. The rate of compensation payable to Representative(s) shall be paid in accordance with the instructions set forth in Exhibit A, which may be amended from time to time pursuant to further written agreement between the parties. Allstate and LSA acknowledge that Representatives shall have no interest in this Agreement or right to any compensation to be paid by or on behalf of LSA hereunder prior to their receipt thereof. LSA may, from time to time, provide Allstate with updated instructions in accordance with the format provided in Exhibit A. Said request shall be in writing and shall be provided to Allstate no less than thirty (30) days prior to the date on which said revised instructions shall take effect. In making payments hereunder, Allstate is providing a clerical and ministerial service to LSA, and Allstate shall not exercise any discretion over the amount or allocation of the payments.

         B. IDENTIFICATION OF COMPENSATION. Compensation to be paid on behalf of LSA under the terms and conditions of this Agreement, may be included with other compensation paid by Allstate, but any compensation attributable to LSA shall be identified as such on supporting statements provided to payees.

         C. NO RIGHT TO SETTLE. Allstate shall have no right to settle any claim(s) brought by Representative(s) with regard to compensation payable by LSA, except as specifically directed in writing by LSA.

         D. BOOKS AND RECORDS. During the term of this Agreement, and for a period of three (3) years after its expiration, Allstate shall maintain and preserve books and records relating to compensation paid hereunder on behalf of, and as agent for, LSA in compliance with Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934 (the "1934 Act") and Rule 2820 of the Conduct Rules adopted by the National Association of Securities Dealers, Inc. In addition, compensation payments shall be reflected on the books and records maintained by LSA. Allstate represents that any books or records it maintains on behalf of LSA belong solely to LSA and, at the request of LSA, shall be made available to LSA for its use or for inspection by any state, federal, or other regulator with jurisdiction over LSA. Upon reasonable notice to Allstate, LSA shall have the right during normal business hours and at its own expense, to inspect the books and records relating to the compensation paid hereunder.

         E. SECURITIES ACTIVITIES. LSA has and assumes full responsibility for the securities activities of all persons engaged directly and indirectly in the securities operations, each such person being an "associated person" of LSA, as defined in Section 3(a)(18) of the 1934 Act and, therefore, a person for whom LSA has full responsibility with regard to training, supervision and control, as contemplated by Section 15(b)(4 )(E) of the 1934 Act.

         F. ADDITIONAL REQUIREMENTS. In all dealings with or on behalf of LSA, Allstate shall comply with all applicable provisions of Exchange Act Release No. 8389, the applicable terms and conditions of the ALIC No Action Letter, and the applicable terms and conditions of the TIME INSURANCE CO. No-Action Letter dated October 17, 1989. Copies of these materials are attached as Exhibit B to this Agreement.

         G. RIGHT TO SUBCONTRACT. Subject to LSA's consent, Allstate may subcontract to a Third Party Subcontractor ("Subcontractor") any or all of the services required of it under this Agreement. Prior to any such subcontracting, Allstate shall enter into a written Agreement with Subcontractor in which Subcontractor accepts responsibility for all obligations that would otherwise be performed by Allstate in accordance with the terms of this Agreement.

3.       MISCELLANEOUS

         A. INDEMNIFICATION. Allstate shall be responsible for and indemnify, defend and hold LSA harmless for any damages, claims, and/or causes of action brought by third parties arising out of or due to Allstate's failure to perform in accordance with the terms and conditions of this Agreement. Allstate, however, shall not be responsible for any loss of profits, or any other loss, which is indirect, special, incidental or consequential, or punitive damages.

         B. TERM OF AGREEMENT. This Agreement shall become effective as of the date of its execution and shall continue in full force and effect until terminated pursuant to no less than one hundred and twenty (120) days written notice thereof. This Agreement, however, may terminate automatically if Allstate and LSA cease to be affiliated. This Agreement may be amended at any time by mutual written agreement between the parties hereto.

         C. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the state of Illinois without regard to conflict of law principles.

         D. COOPERATION WITH REGULATORY AUTHORITIES. The parties agree to cooperate fully in any regulatory examination, investigation, or proceeding or any judicial proceeding arising in connection with the securities activities of LSA and the Representatives. The parties shall furnish applicable federal, state and self-regulatory authorities with jurisdiction over LSA with any information or reports in connection with the payments made under this Agreement that such authorities may request in order to ascertain whether the securities activities described herein are being conducted in a manner consistent with any applicable law or regulation.

         E. ASSIGNMENT. This Agreement and any rights pursuant hereto are not subject to assignment by either party hereto without the prior written consent of the other party, except by operation of law. The representations, warranties, covenants, and agreements contained in this Agreement shall be binding upon, extend to an inure to the benefit of the parties hereto, and each of their, successors and assigns respectively.

         F. RELATIONSHIP OF PARTIES. Allstate employees performing duties hereunder at all times during the term of this Agreement shall be in the employment, under the supervision and control of Allstate and shall not be deemed employees of LSA or Allstate Life.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers designated below as of the date specified above.

ALLSTATE INSURANCE COMPANY                     LSA SECURITIES, INC.


By:      /s/ James P. Zils                     By:     /s/Carol S. Watson
         -----------------                             ------------------
Name:    James P. Zils                         Name:    Carol S. Watson
Title:   Vice President and Treasurer          Title:   President

                                    EXHIBIT A
                        [LSA Securities, Inc. Letterhead]
                  [Letter of Instruction from LSA to Allstate]

Allstate Insurance Company


To Whom It May Concern:

         With reference to the Agreement between you and the undersigned regarding the payment of commissions for securities transactions to our registered persons ("Representatives") {DRAFTING NOTE: PREVIOUS REFERENCE HAD BEEN TO "REPS"-I CHANGED TO 'REPRESENTATIVES', IN ORDER TO BE CONSISTENT WITH THE AGREEMENT}, you are hereby directed to follow these instructions:

o You shall pay commissions to Representatives for the sale of securities affected on behalf of LSA in accordance with the compensation schedule attached as Attachment A hereto.
o You will be furnished information regarding compensation payable to each Representative for each processing period through downloads into the Ralie system.
o        Funds will be transferred to you via wire or the inter-company process.
o Payments made to Representatives may be aggregated with other compensation payable for other products and services for which you act as payor.
o You must furnish a statement to each Representative detailing the compensation paid on behalf of LSA and indicating that such portion is paid on behalf of LSA.
o You may make deductions from commissions that have been authorized by LSA or by the Representative.
o In the case of a Representative who is your common law employee, you are authorized to include securities compensation in the base of compensation payable to the Representative, and to make deductions for fringe benefits from such base so long there is no differential in the proportionate amount of securities compensation earned by the Representative that is allocated to fringe benefits as compared with the amount of non- securities compensation earned by the Representative that is allocated to the same fringe benefits.
o You are authorized to make any deductions from compensation payable to a Representative for wage garnishments ordered by a court of competent jurisdiction against such Representative.
o You will furnish us on a monthly basis with a report concerning compensation paid by you during the month pursuant to the Agreement.


Signed:  LSA Securities, Inc.]

                                  ATTACHMENT A
                            LSA COMPENSATION SCHEDULE

1.       WHAT IS THE COMPENSATION STRUCTURE FOR NEW PRODUCTS?

         The compensation structure is as follows:



------------------------------------------------------------------------------------------------------------------
                           LBL VARIABLE UNIVERSAL LIFE
---------------------------------------------------------- ------------------ --------------------- --------------
                        AGREEMENT                              1ST YEAR          RENEWAL YEARS        1ST YEAR
                                                                                      2-5              EXCESS
---------------------------------------------------------- ------------------ --------------------- --------------

Employee Agents (R830, R1500, R3000)                              35%                  2%                2%
---------------------------------------------------------- ------------------ --------------------- --------------
Non employee Agents (R3001)                                       40%                  2%                2%
---------------------------------------------------------- ------------------ --------------------- --------------
Life Specialists (Countrywide excluding California and            40%                  2%                2%
New York)
---------------------------------------------------------- ------------------ --------------------- --------------
Life Specialists (California)                                     34%                  2%                2%
---------------------------------------------------------- ------------------ --------------------- --------------

**Compensation is not paid on the premium for the Primary Insured Term Rider.



                    ----------------------------------------------------------------------------------
                                           ALLSTATE VARIABLE ANNUITY OPTION A
                    ----------------------------------------------------------------------------------

                                  AGREEMENT                INITIAL AND SUBSEQUENT PAYMENTS
                    -------------------------------------- -------------------------------------------

                                     All                                      2.5%
                    -------------------------------------- -------------------------------------------




                    ----------------------------------------------------------------------------------
                                   ALLSTATE VARIABLE ANNUITY OPTION B WITH 25 BP TRAIL
                    ----------------------------------------------------------------------------------
                           AGREEMENT                   INITIAL AND                 POLICY VALUE
                                                   SUBSEQUENT PAYMENTS
                    ------------------------- ------------------------------- ------------------------

                              All                          1.5%                        .25%
                    ------------------------- ------------------------------- ------------------------




                    ----------------------------------------------------------------------------------
                                                      MUTUAL FUNDS
                    ----------------------------------------------------------------------------------
                           AGREEMENT                      FUNDS                    COMPENSATION
                    ------------------------- ------------------------------- ------------------------

                              All                          All                      35% of the
                                                                                   Broker-Dealer
                                                                                    Commission
                    ------------------------- ------------------------------- ------------------------


2.       IS COMPENSATION ANNUALIZED?

         No. For LBL Variable Universal Life, compensation is paid as premiums are collected. And, for Allstate Variable Annuity, Option A and Option B compensation is paid as payments are received.

3.       HOW IS POLICY VALUE COMPENSATION PAID?

         Policy value compensation is paid quarterly, beginning with the first quarter following the policy Anniversary.

                 FOR EXAMPLE:       POLICY ISSUED MAY 01, 1999
                                    POLICY ANNIVERSARY IS MAY 01, 2000
                                    THE FIRST POLICY VALUE COMPENSATION IS PAID
                                    OUT IN AUGUST 2000

4.       IS THE POLICY VALUE PERCENTAGE OF .25% A QUARTERLY PERCENTAGE?

         No. Policy value compensation paid is 25 Basis Points which equals .25% annually (.00063 Quarterly).

5. WHAT DOES 35% OF THE BROKER-DEALER COMMISSION REPRESENT ON THE SALE OF MUTUAL FUNDS?

         Broker-dealer commissions vary within a Fund family and generally range from 3% -5% for Class A and B shares. Broker-dealer commissions on purchases over $250,000 and Class C shares generally range from 1% -2%. Agent compensation is 35% of the broker- dealer percentage.

                           FOR EXAMPLE:     CUSTOMER PURCHASES $100,000.00 OF
                                            MUTUAL FUNDS BROKER-DEALER EARNS
                                            $4000.00 (4%)
                                            AGENT EARNS $1400.00
                                            ($100,000.00 X 4% = $4000.00 X 35%
                                            = $1400.00)

6.       WHAT DO I RECEIVE FOR PRODUCTION CREDIT?

         On the LBL Variable Universal Life, production credit is 100% of the First Year Commission Target Premium. Production Credit is not given on the premium for the Primary Insured Term Rider.

         On the Allstate Variable Annuity Option A and Option B, production credit is 4% of initial and subsequent payments.

         On the Mutual Funds, production credit is 2% on all purchases.

7. DO I RECEIVE PRODUCTION CREDIT IF MY CUSTOMER PAYS IN MORE THAN THE COMMISSION TARGET PREMIUM WITHIN THE FIRST YEAR?

         Yes. On the LBL Variable Universal Life product, production credit is given at 4% on any first year payment in excess of the First Year Commission Target Premium.

8.       IS PRODUCTION CREDIT ANNUALIZED?

         For the LBL Variable Universal Life products, production credit is annualized; however, for the Allstate Variable Annuity and Mutual Funds, production credit is not annualized.

9. CAN AN ALLSTATE AGENT PARTNER WITH A LIFE SPECIALIST RECEIVE FULL PRODUCTION CREDIT?

         It depends. As long as the Allstate Agent meets state licensing requirements as well as Allstate requirements for eligibility to sell.

10.      CAN TWO ALLSTATE AGENTS PARTNER ON A POLICY?

         Perhaps. Two Allstate Agents can partner on a policy as long as both Agents meet state licensing requirements as well as Allstate requirements for eligibility to sell. Licensed Allstate Agents can split commissions on a policy based on the current split percentages. Only the writing Agent receives production credit.

11.      ARE THE NEW PRODUCTS INCLUDED IN MY OFFICE EXPENSE ALLOWANCE?

         The LBL Variable Universal Life, the Allstate Variable Annuity, and the Mutual Funds are included in Office Expense Allowance.

12.      ARE THE NEW PRODUCTS INCLUDED IN MY PRODUCTION ALLOWANCE?

         The LBL Variable Universal Life, the Allstate Variable Annuity, and the Mutual Funds are included in Production Allowance.

13.      AM I ABLE TO TRACK THESE POLICIES ON MY ALSTAR?

         The Allstate Variable Annuity is included in ALSTAR Inquiry and Endorsement; however, the LBL Variable Universal Life and the Mutual Funds are not.

 14. IF MY CUSTOMER ALREADY HAS A UNIVERSAL LIFE PRODUCT AND WISHES TO TERMINATE THAT POLICY AND APPLY FOR AN LBL VARIABLE UNIVERSAL LIFE, DO I RECEIVE PRODUCTION CREDIT AND COMPENSATION?

         The Allstate replacement guidelines apply for the new products. Any production credit given is based on the difference between the old policy's first year premium (MAP) and the new policy's first year premium (Commission Target premium).

         Compensation is paid on the difference in premium at the existing replacement rates. (Life Specialists are paid on the regular new business rates since they are lower than the replacement rates.) Surrender charges may apply.

15. WHAT IF THE PREMIUM ON THE OLD POLICY IS MORE THAN THE PREMIUM ON THE NEW POLICY?

         No new production credit or compensation is given.

16. IF I HAVE A CUSTOMER WHO ALREADY HAS AN ALLSTATE OR LBL ANNUITY AND WISHES TO TRANSFER THE PREMIUM FROM THE EXISTING ANNUITY AND APPLY FOR AN ALLSTATE VARIABLE ANNUITY, DO I RECEIVE PRODUCTION CREDIT OR COMPENSATION? (SURRENDER CHARGES MAY APPLY.)

         Production credit and compensation is not paid on the amount transferred from an existing Allstate or LBL Annuity to any other Allstate or LBL Annuity (including the Allstate Variable Annuity). Production credit and compensation is paid on any new payments to the policy.

17.      AM I ABLE TO EARN A BONUS ON THE NEW PRODUCTS?

         Each of the new products can help you to qualify for a bonus and bonus is paid out on each of the new products as long as you have a valid Series 6 and 63 (if required) NASD license.

18.      HOW MUCH CREDIT IS APPLIED TOWARDS THE QUALIFYING PREMIUM AND BONUS
         BASE?

         On the LBL Variable Universal Life product, 100% of the First Year Commission Target Premium is applied to both the qualifying premium and the bonus base.

         On the Allstate Variable Annuity, the production credit (4% of initial and subsequent payments) is applied to the qualifying premium and 100% of the initial and subsequent payments are applied to the bonus base.

         On the Mutual Funds, the production credit (2% of the payments) is applied to the qualifying purchase and 100% of the broker-dealer commission is applied to the bonus base.

19.      WHAT IS THE DIFFERENCE BETWEEN BONUS BASE AND QUALIFYING PREMIUM?

         The qualifying premium is the premium that helps you achieve a bonus level. The bonus base is the premium that bonus is paid out on.

20.      HOW DO I DETERMINE WHAT BONUS LEVEL I ACHIEVE?

         The Bonus Level is determined by your TOTAL qualifying premium. Qualifying premium is the production credit earned on all products (Permanent, Term, Variable Universal Life, Variable Annuity, and Mutual Funds)

21.      DID BONUS LEVELS CHANGE AS A RESULT OF INCLUDING THESE NEW PRODUCTS?

         No. These new products will increase the potential for earning a higher bonus.

22.      WHAT ARE THE BONUS RATES FOR THE NEW PRODUCTS?

         The bonus rates are as follows:


         -----------------------------------------------------------------------------------------------------------
                                            VARIABLE UNIVERSAL LIFE BONUS RATES
         -----------------------------------------------------------------------------------------------------------
             Level              Plan C             Plan E / Plan I          Countrywide            California
                                                                          Life Specialist        Life Specialist
         -------------- ----------------------- ---------------------- ---------------------- ----------------------

               1                 10%                     12%                    5%                     6%
         -------------- ----------------------- ---------------------- ---------------------- ----------------------
               2                 16%                     20%                    8%                     10%
         -------------- ----------------------- ---------------------- ---------------------- ----------------------
               3                 24%                     28%                    13%                    14%
         -------------- ----------------------- ---------------------- ---------------------- ----------------------
               4                 32%                     40%                    19%                    21%
         -------------- ----------------------- ---------------------- ---------------------- ----------------------




         -----------------------------------------------------------------------------------------------------------
                                           ALLSTATE VARIABLE ANNUITY BONUS RATES
         -----------------------------------------------------------------------------------------------------------
             Level                    Plan C / Life Specialists                           Plan E / Plan I
         -------------- ------------------------------------------------------- ------------------------------------

               1                                 .3%                                            .5%
         -------------- ------------------------------------------------------- ------------------------------------
               2                                 .5%                                           1.0%
         -------------- ------------------------------------------------------- ------------------------------------
               3                                 .8%                                           1.5%
         -------------- ------------------------------------------------------- ------------------------------------
               4                                 1.2%                                          2.0%
         -------------- ------------------------------------------------------- ------------------------------------





         -----------------------------------------------------------------------------------------------------------
                                                  MUTUAL FUND BONUS RATES*
         -----------------------------------------------------------------------------------------------------------
             Level                    Plan C / Life Specialists                           Plan E / Plan I
         -------------- ------------------------------------------------------- ------------------------------------

               1                                  4%                                            6%
         -------------- ------------------------------------------------------- ------------------------------------
               2                                  8%                                            12%
         -------------- ------------------------------------------------------- ------------------------------------
               3                                 12%                                            18%
         -------------- ------------------------------------------------------- ------------------------------------
               4                                 16%                                            24%
         -------------- ------------------------------------------------------- ------------------------------------

         *NOTE: Bonus rates are a percentage of the broker-dealer commission for the Mutual Funds only.

                        LIFE SPECIALIST PRODUCTION BONUS
                                     EXAMPLE

QUALIFYING PREMIUM:
--------------------

VARIABLE UNIVERSAL LIFE          =        100% of Commission Target Premium
                                          plus 4 % of Excess

VARIABLE ANNUITY                 =        4% of Initial and Subsequent Payments


MUTUAL FUNDS                     =        2% of Purchases

            EXAMPLE BASED ON LIFE SPECIALIST QUALIFYING FOR LEVEL = 3

                (Qualifying Premium between $34,000 and $39,999)


------------------------------- -------------------------- --------------------------- -------------------------------
PRODUCT                         PREMIUM/                    % APPLIED TO PRODUCTION     PRODUCTION CREDIT/QUALIFYING
                                PURCHASE                             CREDIT                       PREMIUM
------------------------------- -------------------------- --------------------------- -------------------------------

Variable Universal Life                  $15,000                      100%                        $15,000
------------------------------- -------------------------- --------------------------- -------------------------------
Variable Annuity                        $400,000                      4.0%                        $16,000
------------------------------- -------------------------- --------------------------- -------------------------------
Mutual Fund                             $300,000                      2.0%                         $6,000
------------------------------- -------------------------- --------------------------- -------------------------------
                                                                                        Total:  $37,000

BONUS BASE:
----------

VARIABLE UNIVERSAL LIFE = 100% of Commission Target Premium plus 4% of Excess VARIABLE ANNUITY = 100% of Initial and Subsequent Payments
MUTUAL FUNDS = 100% of Broker-dealer commissions


---------------------------- ------------------- --------------------- ---------------- --------------- --------------
          PRODUCT                 PREMIUM/          BROKER-DEALER        BONUS BASE       BONUS RATE        BONUS
                                  PURCHASE         COMMISSION RATE                                          PAID
---------------------------- ------------------- --------------------- ---------------- --------------- --------------

Variable Universal Life           $15,000                N/A               $15,000          13.0%          $1,950
---------------------------- ------------------- --------------------- ---------------- --------------- --------------
Variable Annuity                  $400,000               N/A              $400,000           0.8%          $3,200
---------------------------- ------------------- --------------------- ---------------- --------------- --------------
Mutual Fund                       $300,000              5.0%*             $15,000**         12.0%          $1,800
---------------------------- ------------------- --------------------- ---------------- --------------- --------------
                                                                                                     Total $6,950


* Broker-dealer commission rates vary within Funds. The 5.0% shown is strictly an example
** Deposit x broker-dealer commission rate ($300,000 x 5.0%)

NOTE: IF THE LIFE SPECIALIST QUALIFIED FOR CONSISTENCY, THE BONUS PAID WOULD INCREASE BY $3,100, BECAUSE PAYOUTS ARE AT LEVEL 4 BONUS RATES.

23.      CAN I EARN A CONSISTENCY BONUS ON THE NEW PRODUCTS?

         Yes. Life Specialists and agents, on Quarterly Bonus, who achieve bonus level production on a consistent basis, are rewarded with a Consistency Incentive as part of the Quarterly Bonus payout. To qualify for a consistency bonus, you must earn a bonus in the current quarter, have achieved a bonus in at least two of the last three quarters.

24.      WHAT ARE THE CONSISTENCY BONUS RATES?

         When you achieve a consistency bonus, your bonus payout is calculated utilizing the next level bonus rates. If you achieve level 4 and the consistency bonus, your bonus payout is based on the following:

         LBL VARIABLE UNIVERSAL LIFE IS AN EXTRA 5%.
         ALLSTATE VARIABLE ANNUITY IS AN EXTRA .3% FOR PLAN C AND LIFE SPECIALISTS AND .5% FOR PLAN E AND PLAN I. MUTUAL FUNDS ARE AN EXTRA 4% FOR PLAN C AND LIFE SPECIALISTS AND 6% FOR PLAN E AND PLAN I.

25.      ARE THE NEW\V PRODUCTS INCLUDED IN MY PERSISTENCY?

         The LBL Variable Universal Life product is included in the 48-month Life Persistency (LPF); however, the Allstate Variable Annuity and Mutual Funds are not included.

26. IF I AM ON THE COMPENSATION OPTION FOR BONUS, IS MY COMP RATE THE SAME AS IT IS ON ALL OTHER PRODUCTS?

         Yes. Your comp rate on the LBL Variable Universal Life is as follows:

                      ------------------------------------ --------------------
                            AGREEMENT                         LS COMP OPTION
                      ------------------------------------ --------------------

                      R830 and R1500                                6%
                      ------------------------------------ --------------------
                      R3000 and R3001                               8%
                      ------------------------------------ --------------------

         NOTE: Annuities and Mutual Funds do not apply.

27.      ARE THE NEW PRODUCTS INCLUDED IN MY RETENTION BONUS?

         The LBL Variable Universal Life product is eligible for Retention Bonus; however, the Allstate Variable Annuity and Mutual Funds are not.

28.      DO THE NEW PRODUCTS COUNT TOWARDS CROSS LINE SALES?

         Yes. The LBL Universal Life, the Allstate Variable Annuity, and the Mutual Funds are included in Cross Line Sales.

29.      CAN THE NEW PRODUCTS HELP ME TO ACHIEVE MY YEAR END AWARDS?

         Yes. The LBL Universal Life, the Allstate Variable Annuity, and the Mutual Funds are included in all current awards.

30.      WHAT IS THE "FAST START BONUS"?

         The "Fast Start Bonus" is an additional bonus paid on sales of registered products (variable annuities, mutual funds, and variable universal life) during the first two full calendar quarters after a region completes their rollout for AFA. The "Fast Start Bonus" is paid only to agents who produce at the quarterly bonus qualification levels. It does not matter whether you elected the annual or quarterly life production bonus option. If you produce at the quarterly qualification level, the bonus paid on registered products will be increased by 50%!

         BONUS EXAMPLE:



                                                               Fast                        Fast          Total
                                                 Qtr 1         Start         Qtr 2         Start       Fast Start
                                                 Bonus         Bonus         Bonus         Bonus         Bonus
                                                 -----         -----         -----         -----         -----

         Registered Products                     $1,200         $600         $1,800         $900          $1,500
         Non-Registered Products                  1,200          ---          1,300          ---             ---
         Total                                    2,400          600          3,100          900           1,500

         The "Fast Start Bonus" will be paid at the end of each quarter. Agents on the annual bonus option will continue to receive their regular production bonus in July.

31.      AS A REGISTERED REP CAN I PURCHASE MUTUAL FUNDS AT NAV?

         Yes, registered reps can purchase mutual funds at NAV (net asset value). Commissions and production credit will not be calculated on funds purchased at NAV.

32. WILL I STILL RECEIVE COMMISSIONS ON THE LBL INVESTOR'S SELECT VARIABLE ANNUITIES THAT WERE SOLD PRIOR TO THE INTRODUCTION OF AFA REGISTERED PRODUCTS?

         You will continue to receive commissions from LBL for the existing LBL VA business that was sold prior to AF A registered products becoming available for sale in your region. As in the past, these commissions will not be included in production credit, awards, or benefit calculations.

33. CAN EXISTING SECURITIES BUSINESS THAT WAS WRITTEN PRIOR TO AFFILIATION WITH ALLSTATE BE TRANSFERRED TO LSA?

         We will allow transfers of existing business with which LSA has a selling agreement, however, there is no guarantee that the transferring firm will release the funds. There may also be a transfer fee assessed and the registered rep will be responsible for payment. We are providing this opportunity to our registered representative in order to assist them in servicing their existing customer block.

         NOTE THAT NO NEW CUSTOMERS CAN BE SOLD PRODUCTS OUTSIDE OF THE AFA GROUP OF PRODUCT OFFERINGS. COMPENSATION ON TRANSFERRED BUSINESS EXCLUDING THE AFA MUTUAL FUND FAMILIES WILL BE PAID AT 50% OF THE AMOUNT RECEIVED BY LSA AND NO PRODUCTION CREDIT WILL BE GIVEN. TRANSFERS WITHIN OUR FIVE MUTUAL FUND FAMILIES WILL RECEIVE TRAILING COMMISSIONS UNDER THE COMMISSION RATE ESTABLISHED FOR AFA. NEW PAYMENTS WILL RECEIVE PRODUCTION CREDIT FOR AWARDS AND BONUS.


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

AS OF AUGUST 1, 1999, THERE ARE 19 INSURANCE CARRIERS WHO HAVE SELLING AGREEMENTS WITH LSA SECURITIES, INC. THEY ARE AS FOLLOWS:



Allstate Life Insurance Company               Allianz Life                                  American Scandia
Fortis Financial                              Glenbrook Life                                Guardian Life
Harford Life Ins.                             Jackson National                              Life of Virginia
Security Life of Denver                       Pacific Life                                  Phoenix Home Life
Transamerica Life and Annuity                 Sun Life Assurance Life & Annuity             Sun America Life
Mass Mutual (formerly Conn. Mutual)


THE FOLLOWING FUND FAMILIES ALSO HAVE SELLING AGREEMENTS WITH LSA SECURITIES,
INC.:


AIM Funds                             Alger Funds                           Alliance Funds
Aquila Management                     Calvert Group                         American Funds
Chase Vista Funds                     Colonial Mutual Funds                 Davis Funds
Delaware Funds                        Dreyfus Funds                         Eaton Vance Funds
Evergreen Funds/Keystone              Federated/Liberty                     Fidelity Advisor
Fortis Investors                      FPA Funds                             Franklin/Templeton
GAM Funds                             Guardian Park Avenue                  John Hancock
IDEX Funds                            Kemper Funds                          Lord Abbett
MFS Funds                             Morgan Stanley/Dean Witter            Phoenix Funds
Pilgrim American                      Pioneer Funds                         Putnam Funds
Seligman Funds                        Sun America                           Thornburg Funds
Van Eck Funds                         Van Kampen


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